UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 25, 2005 _______________________________________________

INTERNATIONAL FLAVORS & FRAGRANCES INC. _______________________________________________________________________________________________ (Exact Name of Registrant as Specified in Charter)

New York ________________________________ (State or Other Jurisdiction of Incorporation)	1-4858 _________________________________ (Commission File Number)	13-1432060 ______________________________ (I.R.S. Employer Identification Number)

521 West 57th Street, New York, New York __________________________________________________________________ (Address of Principal Executive Offices)	10019 ___________________(Zip Code)

Registrant’s telephone number, including area code	(212) 765-5500 _________________________________________

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry Into a Material Definitive Agreement

        Under the Company’s Annual Incentive Plan (“AIP”), each executive officer of the Company has an annual incentive award target based on the achievement of specific quantitative corporate performance goals and derivative regional and/or category performance goals which are determined by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”). For 2004, the corporate performance criteria related to increases in revenue and improvements in operating profit as a percentage of sales. At its meeting held on January 25, 2005, the Compensation Committee determined the extent to which the corporate performance goals were achieved for 2004 and approved the payment of AIP awards to all executive officers in accordance with the AIP and the established performance criteria.

        Under the Company’s Long-Term Incentive Plan (“LTIP”), each executive officer of the Company has an award target for each three-year performance cycle based on the achievement of specific quantitative corporate performance goals which are determined by the Compensation Committee. For the 2002-2004 cycle, these performance criteria related to improvements in earnings per share and return on net tangible assets. At its meeting held on January 25, 2005, the Compensation Committee determined the extent to which the corporate performance goals were achieved for the 2002-2004 cycle and approved the payment of LTIP awards to all executive officers in accordance with the LTIP and the established performance criteria. Attached as Exhibit 10.1 are the performance criteria for the 2003-2005 and 2004-2006 cycles under the LTIP which were approved by the Compensation Committee in 2003 and 2004, respectively.

        The Compensation Committee recommended, and the Board approved, the grant on May 11, 2004 to each executive officer of a Restricted Stock Unit (“RSU”) award containing corporate performance criteria, in addition to time restrictions. The performance criteria related to earnings per share achieved in 2004 and return on invested capital achieved in 2004. At its meeting held on January 25, 2005, the Compensation Committee determined the extent to which the corporate performance criteria were satisfied and approved the final number of RSU’s awarded to each executive officer; the RSU’s awarded remain subject to time restrictions before they vest.

        Attached as Exhibit 10.2 is the Company’s modified Vision 2001 Compensation Program.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

10.1	Performance Criteria for the 2003-2005 and 2004-2006 Cycles under the Company’s Long-Term Incentive Plan

10.2	Updated Vision 2001 Compensation Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2005	INTERNATIONAL FLAVORS & FRAGRANCES INC. By: /s/ Dennis M. Meany —————————————— Name: Dennis M. Meany Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Performance Criteria for the 2003-2005 and 2004-2006 Cycles under the Company’s Long-Term Incentive Plan

10.2	Updated Vision 2001 Compensation Program